Exhibit 10.1 FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT This FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of March 27, 2024, is entered into by and among the following parties: (i) ADT FINANCE LLC, a Delaware limited liability company, as Borrower (the “Borrower”) and as Buyer (the “Buyer”); (ii) MIZUHO BANK, LTD. (“Mizuho”), as Administrative Agent, Arranger, Collateral Agent, and Structuring Agent; (iii) ADT LLC, a Delaware limited liability company (“ADT”), in its individual capacity and as initial Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”); (iv) Mizuho, as a Lender and Group Agent; (v) MUFG BANK, LTD. (“MUFG”), as a Lender and Group Agent; (vi) STARBIRD FUNDING CORPORATION (“Starbird”), as a Conduit Lender; and (vii) BNP PARIBAS (“BNPP”), as a Lender and Group Agent for itself and Starbird (Starbird, as a Conduit Lender, and BNPP, as Starbird’s Related Lender and as a Group Agent, shall constitute the “BNPP Group”). PRELIMINARY STATEMENTS 1. The parties hereto are parties to that certain Receivables Financing Agreement, dated as of July 16, 2021 (as heretofore amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”). 2. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein. In consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereto hereby acknowledge, the parties hereto agree as follows: Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Financing Agreement, and the interpretive rules set forth in Section 1.02 of the Receivables Financing Agreement shall apply to this Amendment.

2 Section 2. Amendment to the Receivables Financing Agreement. Effective as of the Fifth Amendment Effective Date, the definition of “Termination Date” in Section 1.01 of the Receivables Financing Agreement shall be amended and restated in its entirety as follows: “Termination Date” means the earlier to occur of (a) April 10, 2024 (the “Scheduled Termination Date”), and (b) the occurrence of an Event of Termination. Section 3. Representations and Warranties. On the Fifth Amendment Effective Date, each of the Borrower and ADT hereby represents and warrants (solely as to itself) to the Credit Parties as follows: (a) after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes an Event of Termination or Unmatured Event of Termination; (b) after giving effect to this Amendment, the representations and warranties of such Person set forth in the Receivables Financing Agreement and each other Transaction Document to which it is party are true and correct as of the Fifth Amendment Effective Date, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and (c) this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms. Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) on which the following conditions are satisfied: the receipt by the Administrative Agent of each of the following, in each case, in form and substance reasonably satisfactory to the Administrative Agent: (a) counterparts of this Amendment, duly executed by each of the parties hereto; and (b) the reaffirmation of the Performance Support Agreement, duly executed by ADT Inc. attached as Annex A hereto. Section 5. Miscellaneous. (a) Effect of Amendment; Ratification. Except as specifically set forth herein, the Receivables Financing Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in any Transaction Document to the Receivables Financing Agreement, including by reference, as applicable, to “this Agreement”, “hereof”, “herein”, or words of similar effect, shall be deemed to be references to the Receivables Financing Agreement, as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Financing Agreement or any other Transaction Document other than as specifically set forth herein.

3 (b) Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form (provided that no electronic signatures may be affixed through the use of a third-party service provider), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (c) Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (d) Captions. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment, the Receivables Financing Agreement or any other Transaction Document. (e) GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK) (f) WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR THE RECEIVABLES FINANCING AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, THE RECEIVABLES FINANCING

4 AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY. (Signature Pages Follow)

S-1 Fifth Amendment to Receivables Financing Agreement IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written. ADT FINANCE LLC, as Borrower By: /s/ Deepika Yelamanchi Name: Deepika Yelamanchi Title: Senior Vice President, Treasurer ADT LLC, in its individual capacity and as initial Servicer By: /s/ Deepika Yelamanchi Name: Deepika Yelamanchi Title: Senior Vice President, Treasurer

S-2 Fifth Amendment to Receivables Financing Agreement MIZUHO BANK, LTD., as Administrative Agent, Group Agent for the Mizuho Group, a Lender, Structuring Agent and Collateral Agent By: /s/ Jeremy Ebrahim Name: Jeremy Ebrahim Title: Managing Director

S-3 Fifth Amendment to Receivables Financing Agreement MUFG BANK, LTD., as Lender and Group Agent By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

S-4 Fifth Amendment to Receivables Financing Agreement BNP PARIBAS, as a Lender and as a Group Agent By: /s/ Steven Parsons Name: Steven Parsons Title: Managing Director By: /s/ Advait Joshi Name: Advait Joshi Title: Director STARBIRD FUNDING CORPORATION, as Lender By: /s/ David V. DeAngelis Name: David V. DeAngelis Title: Vice President

ANNEX A REAFFIRMATION OF PERFORMANCE SUPPORT AGREEMENT This Reaffirmation of Performance Support Agreement dated as of March 27, 2024 (this “Reaffirmation”) is entered into by ADT Inc. Reference is hereby made to (i) the Amended and Restated Performance Support Agreement dated as of July 16, 2021 (the “Performance Support Agreement”) between ADT Inc. as Performance Support Provider and Mizuho Bank, Ltd. as Administrative Agent and Collateral Agent, and (ii) the Fifth Amendment dated as of March 27, 2024 (the “Fifth Amendment”) to the Receivables Financing Agreement, to which this Reaffirmation is attached as Annex A. Capitalized terms not otherwise defined herein are used herein as defined in the Performance Support Agreement. ADT Inc. hereby agrees that, after giving effect to the Fifth Amendment, its obligations as the Performance Support Provider under the Performance Support Agreement with respect to the Guaranteed Obligations (as amended by and giving effect to the Fifth Amendment) continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever by the Fifth Amendment coming into effect (other than, for the avoidance of doubt, to the extent of any amendment to the terms of the Guaranteed Obligations pursuant thereto) and, without limiting the foregoing, confirms its undertaking with respect to the Guaranteed Obligations under the Performance Support Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be executed as of the date first above written. ADT INC. By: /s/ Deepika Yelamanchi Name: Deepika Yelamanchi Title: Senior Vice President, Treasurer